Subsequent Events	3 Months Ended
Jun. 30, 2012
Subsequent Events:
Subsequent Events

On July 17, 2012, the Company entered into a one year line of credit agreement with Crystal Falls Investments, LLC in the total amount of $250,000 with a term of one year.  Under the agreement and related convertible promissory note, interest on any borrowings under the note bear interest from the date of the draw at 8 percent per annum until paid or converted, and the Company may repay any draws at any time without penalty.  As consideration for the funding commitment, the Company agreed to reduce the conversion rate on the March 2012 promissory note held by Crystal Falls from $0.02 per share to $0.01 per share, which was the current fair market value of the Company’s common stock.

On July 18, 2012, Crystal Falls Investments partially exercised its conversion rights under the convertible note dated March 2012.  A total of $13,740 in principal on the note was converted into 1,373,985 shares of common stock, leaving a remaining principal balance due on the March 2012 note of $24,233. As a result, a total of 32,616,160 common shares were issued and outstanding at the date of this report.

The total note principal due to Crystal Falls as of July 18, 2012 was $49,233, which is convertible into 4,923,300 common shares.